UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 18, 2026

Date of Report

(Date of earliest event reported)

Jefferson Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-42718 (Commission File Number)	33-1923926 (I.R.S. Employer Identification No.)
	600 SOUTH HIGHWAY 169, SUITE 1575, MINNEAPOLIS, Minnesota 55426 (Address of principal executive offices)	55426 (Zip Code)

Registrant’s telephone number, including area code: (320) 229-8505

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.0001 par value per share	JCAP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 18, 2026, Jefferson Capital, Inc. (the “Company”) issued a press release regarding the proposed offering by its indirect wholly-owned subsidiary, Jefferson Capital Holdings, LLC (the “Issuer”), of $100 million aggregate principal amount of 8.250% senior notes due 2030 (the “Add-On Notes”). The Add-On Notes are proposed to be issued as additional notes under the Indenture, dated as of May 2, 2025, pursuant to which the Issuer previously issued $500 million in aggregate principal amount of 8.250% senior notes due 2030 (the “Existing Notes” and, together with the Add-On Notes, the “Notes”). A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

On August 18, 2026, the Company issued a press release regarding the pricing of the proposed offering of the Add-On Notes described above. A copy of the press release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is provided solely for informational purposes and does not constitute an offer of securities for sale or a solicitation of an offer to buy securities. No offer or sale of the Add-On Notes will be made in any jurisdiction in which such offer, solicitation or sale is unlawful. The Add-On Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K , including Exhibit 99.1 and Exhibit 99.2, contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 shall be deemed to be furnished, and not filed:

Exhibit Number	Description

99.1	Press release, issued on August 18, 2026.**

99.2	Press release, issued on August 18, 2026.**

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)*

* Filed herewith.

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferson Capital, Inc.

Date: August 18, 2026
	By:	/s/ Christo Realov
	Name:	Christo Realov
	Title:	Chief Financial Officer

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